SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                January 31, 2000

                    ----------------------------------------


                            TREX MEDICAL CORPORATION
                      ------------------------------------
             (Exact name of Registrant as specified in its charter)


Delaware                              1-11827                        06-1439626
--------------------------------------------------------------------------------
(State or other                     (Commission                (I.R.S. Employer
jurisdiction of                      File Number)         Identification Number)
incorporation or
organization)


37 Apple Ridge Road
Danbury, Connecticut                                                       06810
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(Address of principal executive offices)                              (Zip Code)


                                 (781) 622-1000
                         (Registrant's telephone number
                              including area code)

         This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to Trex Medical Corporation's Annual Report on Form 10-K for the fiscal year ended October 2, 1999. These include risks and uncertainties relating to: These include risks and uncertainties relating to: dependency on capital spending policies, technological change, product development and commercialization, the Registrant's acquisition strategy, competition, dependency on patents and property rights, intellectual property litigation, government regulation and approvals, healthcare reform, patient reimbursement, potential product liability, international operations, the cash management arrangement with Thermo Electron Corporation, and the potential impact of the year 2000 on processing date-sensitive information.


Item 5.  Other Events
         ------------

         On January 31, 2000, the Registrant issued a press release, attached hereto as Exhibit 99, regarding certain corporate transactions affecting the Registrant.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)      Financial Statements of Business Acquired: not applicable.

         (b)      Pro Forma Financial Information: not applicable.

         (c)      Exhibits

                  99       Press Release dated January 31, 2000.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 31st day of January, 2000.



                                                 TREX MEDICAL CORPORATION




                                                 By:/s/ Theo Melas-Kyriazi
                                                    ----------------------------
                                                    Theo Melas-Kyriazi
                                                    Chief Financial Officer

                                                                      Exhibit 99



Investor Contact: 781-622-1111
Media Contact: 781-622-1252


                   TREX MEDICAL ANNOUNCES THAT THERMO ELECTRON
                      PLANS TO SEEK A BUYER FOR THE COMPANY

DANBURY, Conn., January 31, 2000 - Trex Medical Corporation (ASE-TXM) announced today that its ultimate parent company, Thermo Electron Corporation (NYSE-TMO), plans to seek a buyer for the company. This action is part of a major reorganization plan under which Thermo Electron will spin in, spin off, and sell various businesses to focus solely on its core measurement and detection instruments business.

         William J. Webb, president and chief executive officer of Trex Medical, said, "Our leading market positions in X-ray mammography and digital dental imaging, coupled with our recently completed restructuring activities, should position Trex Medical well as we move forward. Since Thermo Electron has made a decision to exit the medical imaging business, we hope to align ourselves with a premier player in our industry that offers strategic focus, targeted marketing strength, and a greater opportunity for growth."

         Trex Medical Corporation is the world's leading manufacturer of mammography equipment and a leading manufacturer of digital dental X-ray equipment. In addition, the company manufactures general-purpose and specialized medical imaging systems, including those used during diagnostic and interventional vascular and cardiac procedures, such as balloon angioplasty. More information is available on the Internet at http://www.thermo.com/subsid/txm1.html.

The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to the company's annual report on form 10-K for the fiscal year ended October 2, 1999. These include risks and uncertainties relating to: dependency on capital spending policies, technological change, product development and commercialization, the company's acquisition strategy, competition, dependency on patents and property rights, intellectual property litigation, government regulation and approvals, healthcare reform, patient reimbursement, potential product liability, international operations, the cash management arrangement with Thermo Electron Corporation, and the potential impact of the year 2000 on processing date-sensitive information.